UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2006

Datameg Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-128060	13-3134389
(Commission File Number)	(IRS Employer Identification No.)

9 West Broadway, Suite 214, Boston, MA	02127
(Address of Principal Executive Offices)	(Zip Code)

(413) 642 0160

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Event

On March 14, 2006, Datameg Corporation announced that it has strengthened its sales team with the appointment of Michael West as Senior Vice President, National Accounts, for its QoVox subsidiary.

A copy of our press release concerning the foregoing dated March 14, 2006 is attached to this Current Report on Form 8-K as Exhibit 99.1.

 Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Press Release dated March 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datameg Corporation

Date: March 14, 2006	By:	/S/ JAMES MURPHY
James Murphy, Chairman and Chief Executive Officer